UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                           FORM N-CSR

           CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                   MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21102

           THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
               (Exact name of registrant as specified in charter)

            ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                          NEW YORK, NEW YORK 10006-1404
               (Address of principal executive offices) (Zip code)

                  CLIFFORD E. LAI, PRESIDENT
           THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
              ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                  NEW YORK, NEW YORK, 10006-1404
               (Name and address of agent for service)

Registrant's telephone number, including area code:    1 (800) Hyperion


Date of fiscal year end: November 30



Date of reporting period:  November 30, 2003

Item 1. Reports to Shareholders.




                         [GRAPHIC OMITTED][GRAPHIC OMITTED]




                         [GRAPHIC OMITTED][GRAPHIC OMITTED]

-------------------------------------------------------------------------------

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2003
-------------------------------------------------------------------------------






Dear Shareholder:

We welcome this opportunity to provide you with information about The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") for the fiscal year ended November 30, 2003. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HSM".

Description of the Fund

The Fund is a diversified closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities that offer an attractive combination of credit quality, yield and maturity. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in investment-grade Mortgage-Backed Securities ("MBS") including Agency MBS, Non-Agency Residential MBS ("RMBS"), and Commercial MBS ("CMBS"), and may invest up to 20% of its total assets in U.S. Government securities, cash or other short term instruments.

Performance

For the fiscal year ended November 30, 2003, shareholders realized a total investment return of 17.55%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $14.67 on November 30, 2003, the Fund had a yield of 8.83%, which was 5.47% higher than the yield of the 5-year U.S. Treasury Note, and competitive with the yields of other multi-sector bond funds in its category.

As of November 30, 2003, the Fund, inclusive of the effect of leverage, was managed with an average duration (a bond's duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal) of 3.6 years, as measured on a net asset basis.

Market Environment

After struggling for several years, the momentum of the economy turned more positive in the second half of 2003. Housing sales and mortgage refinancings had another very strong year in 2003 and helped to keep consumer activity robust. Tax reductions and strength in the stock market added further fuel to the economy with economic growth surging to 8.2% in the third quarter, its highest rate since 1984. While we believe that we have seen the cyclical lows in economic activity and in interest rates, the pace of the recovery and accompanying rise in interest rates may be slower than past recoveries. The unemployment rate remains stubbornly high and job creation subdued. In excess of 5 million jobs were lost in the recession that began in 2000 and it will take some time to fully employ the population. Monthly job creation of at least 250,000 is needed to make significant steps towards long term and sustained economic growth. Until then, the Federal Reserve will remain aggressive with respect to Monetary Policy and keep interest rates low.

While corporate earnings have improved, and have helped push the stock market higher, most of those gains have been due to reductions in expenses rather than increases in revenues. Although clearly a positive for the equity markets, revenue increases are needed for sustained stock market growth.

A growing concern for the economy has been weakness in the dollar, particularly against the Euro which hit lifetime highs in the last month. The high current account deficit combined with a growing budget deficit makes the U.S. ever more dependent on foreign investment. A stronger economy, rising stock market, and higher interest rates will attract foreigners to hold dollar financial assets and temper any dollar decline. The key risk to the markets and the economy is economic weakness that translates into dollar distress.

With the recent improvement in the economy and the weakness in the dollar we now look for the Fed to begin shifting their bias toward tightening sometime in mid-2004 (versus late 2004 or even 2005 as we had thought a few months ago). The markets will be paying particularly close attention to the minutes of Fed meetings and any Fed testimony for any signals to changes from their current policy.


Portfolio Strategy

The Fund continues to be allocated primarily among the Agency MBS, RMBS and CMBS sectors. We have also introduced some mortgage-related Asset-Backed Securities ("ABS"), such as Home Equity and Manufactured Housing ABS, into the portfolio over the last four months. The Fund's limit on ABS is 10% of total assets and we are currently near that limit as we view this sector as offering the best yield and risk characteristics at the A and BBB rating levels. The Fund's allocation to ABS comes from selectively decreasing the Fund's allocation to below-investment-grade CMBS, where commercial real estate fundamentals have continued to weaken due to rising vacancies and declining rents. An upturn in commercial real estate fundamentals typically lags the general economic recovery by 6 to 8 months and is highly dependent on employment growth: the more people at work, the more office space needed, the higher the demand for both hotel rooms and retail space. Commercial real estate delinquencies have continued to rise as yield spreads on CMBS have narrowed, leading to our negative outlook on the sector in favor of ABS. We are comfortable with our remaining CMBS exposures and expect the entire CMBS sector to improve from these levels.

In the RMBS allocation of the Fund, we continue to maintain a mix of Fannie Mae and Freddie Mac premium-priced MBS. While prepayment rates have been high in this sector, these securities have offered an attractive alternative to other shorter duration securities. RMBS have performed exceptionally well over the past few years and have benefited from the faster prepayment environment. With most of the RMBS held in the portfolio purchased at discount dollar prices, the high levels of prepayment rates have led not only to strong price performance but also to numerous credit rating upgrades.

In the summer of 2003, as interest rates fell below the cyclical level of 3.2% yield on the 10-year Treasury, we lowered the duration of the Fund by approximately one year. Signs of an economic recovery and increasing budget deficit contributed to this strategy. At various points during the year, we managed the portfolio near full leverage to take advantage of historically low borrowing rates and have utilized interest rate swaps and floating rate securities to hedge against rises in borrowing costs.

In 2003, the Fund outperformed many of the broad market bond indices due to its allocation to below-investment-grade MBS, along with strength in the RMBS sector due to faster prepayments, and to the strategic move to shorten duration during the summer of 2003.

The below-investment-grade allocation to the Fund (16.5% of total assets) is still well below the 20% allowed. As the economy improves we may elect to increase that allocation.


Conclusion

We remain committed to the Fund and its shareholders. As always, we will continue to actively seek out investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund's objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We appreciate the opportunity to serve your investment needs.

Sincerely,

[GRAPHIC OMITTED][GRAPHIC OMITTED]

CLIFFORD E. LAI
President and Director,
The Hyperion Strategic Mortgage Income Fund, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

JOHN H. DOLAN
Vice President,
The Hyperion Strategic Mortgage Income Fund, Inc.
Chief Investment Officer,
Hyperion Capital Management, Inc.


----------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------
Portfolio of Investments                                                                  Principal
November 30, 2003                                               Interest                   Amount          Value
                                                                  Rate       Maturity      (000s)         (Note 2)
------------------------------------------------------------ --------------- ---------- -------------- ---------------

------------
See notes to financial statements.



U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 58.3%
U.S. Government Agency Pass-Through Certificates -- 58.3%
  Federal Home Loan Mortgage Corporation
    Pool C68878..........................................           7.00%    06/01/32   $     793#     $      836,486
    Pool C69047..........................................           7.00     06/01/32       1,921           2,027,293
                                                                                                       --------------
                                                                                                             2,863,779
                                                                                `                      --------------
  Federal National Mortgage Association
    TBA..................................................           5.50        TBA        28,000          28,057,960
    Pool 694391..........................................           5.50     03/01/33       5,273           5,309,078
    TBA..................................................           6.00        TBA        20,000          20,464,840
    Pool 626299..........................................           7.00     06/01/32       1,601           1,690,364
    Pool 635095..........................................           7.00     06/01/32       2,120           2,238,435
    Pool 641575..........................................           7.00     04/01/32         945             996,781
    Pool 645399..........................................           7.00     05/01/32       5,005           5,284,475
    Pool 645466..........................................           7.00     05/01/32       4,921@          5,195,261
    Pool 650131..........................................           7.00     07/01/32       3,064           3,233,361
    Pool 636449..........................................           8.50     04/01/32       9,194@          9,909,076
                                                                                                       --------------
                                                                                                           82,379,631
                                                                                                       --------------
        Total U.S. Government Agency Pass-Through Certificates
         (Cost-- $84,890,939)............................                                                  85,243,410
                                                                                                       --------------
Total U.S. Government & Agency Obligations
         (Cost-- $84,890,939)............................                                                  85,243,410
                                                                                                       --------------

------------------------------------------------------------ --------------- ---------- -------------- ---------------
------------------------------------------------------------ --------------- ---------- -------------- ---------------

ASSET-BACKED SECURITIES -- 13.6%
Housing Related Asset-Backed Securities -- 13.6%
  Asset Backed Funding Corp.
    Series 2003-OPT1, Class M4...........................           3.92+    07/25/33       3,000           3,019,977
  Equity One ABS, Inc.
    Series 2003-4, Class B2..............................           5.87+    11/25/33       1,000           1,000,982
  First Franklin Mortgage Loan Asset Backed
    Certificates
    Series 2003-FF4, Class M4............................           4.02+    10/25/33       3,000           3,032,535
    Series 2003-FF1, Class M4............................           4.12+    03/25/33       2,000           1,953,342
    Series 2003-FFH1, Class M4...........................           4.62+    09/25/33       4,740           4,822,310
                                                                                                       --------------
                                                                                                            9,808,187
                                                                                                       --------------

  Long Beach Mortgage Loan Trust
    Series 2002-5, Class M2..............................           3.12+    11/25/32       4,000           4,077,488
  Merit Securities Corp.
    Series 12-1, Class 1A3(a)............................     6.45/6.95      07/28/33       1,989           2,012,905
                                                                                                       --------------
Total Housing Related Asset-Backed Securities
         (Cost-- $19,719,579)............................                                                  19,919,539
                                                                                                       --------------
Total Asset-Backed Securities
         (Cost-- $19,719,579)............................                                                  19,919,539
                                                                                                       --------------





----------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
------------------------------------------------------------
Portfolio of Investments                                                                  Principal
November 30, 2003                                               Interest                   Amount          Value
                                                                  Rate       Maturity      (000s)         (Note 2)
------------------------------------------------------------ --------------- ---------- -------------- ---------------


------------
See notes to financial statements.



COMMERCIAL MORTGAGE BACKED SECURITIES -- 28.5%
  Bear Stearns Commercial Mortgage Securities
    Series 1999-C1, Class G*.............................
                                                                    5.64%    02/14/31   $   2,390      $    1,808,144
    Series 1999-C1, Class D..............................           6.53     02/14/31       2,500           2,634,850
    Series 2000-WF1, Class E.............................           7.90+    02/15/32       2,000           2,263,280
                                                                                                       --------------
                                                                                                            6,706,274
                                                                                                       --------------
  GE Capital Commercial Mortgage Corp.
    Series 2002-2A, Class G*.............................           6.04     08/11/36       3,000           3,122,070
    Series 2000-1, Class G*..............................           6.13     01/15/33       1,000             780,182
    Series 2002-2A, Class H*.............................           6.31     08/11/36       2,000           2,055,920
    Series 2000-1, Class E...............................           7.17+    01/15/33       1,000           1,089,883
                                                                                                       --------------
                                                                                                            7,048,055
                                                                                                       --------------
  Government Lease Trust
    Series 1999-C1A, Class B3*...........................           4.00     05/18/11       2,500           2,228,270
  JP Morgan Chase Commercial Mortgage Securities
    Series 2003-LN1, Class G*............................           5.48+    10/15/37       1,600           1,595,147
  JP Morgan Commercial Mortgage Finance Corp.
    Series 1999-C7, Class F*.............................           6.00     10/15/35       2,000           1,838,924
  Morgan Stanley Capital I
    Series 1999-FNV1, Class A2...........................           6.53     03/15/31       2,000           2,218,454
    Series 1999-WF1, Class E.............................           6.99+    11/15/31       5,500           6,192,175
    Series 1999-FNV1, Class E............................           7.46+    03/15/31       2,000           2,249,800
                                                                                                       --------------
                                                                                                           10,660,429
                                                                                                       --------------
  Morgan Stanley Dean Witter Capital I
    Series 2001-TOP1, Class A4...........................           6.66     02/15/33       4,500           5,052,042
  Nationslink Funding Corp.
    Series 1998-2, Class E...............................           7.11     08/20/30       4,000           4,377,480
  UBS 400 Atlantic Street Mortgage Trust
    Series 2002-C1A, Class B3*...........................           7.19     01/11/22       2,000           2,216,920
                                                                                                       --------------
Total Commercial Mortgage Backed Securities
         (Cost-- $41,029,937)............................                                                  41,723,541
                                                                                                       --------------

------------------------------------------------------------ --------------- ---------- -------------- ---------------
----------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES -- 40.7%
Subordinated Collateralized Mortgage Obligations -- 40.7%
  ABN AMRO Mortgage Corp.
    Series 2002-7, Class B2..............................           6.20+    09/25/32       1,066           1,076,954
  Bank of America Mortgage Securities, Inc.
    Series 2002-H, Class B4..............................           4.69+    08/25/32         417             399,227
    Series 2002-H, Class B5..............................           4.69+    08/25/32         278             234,073
    Series 2002-H, Class B6..............................           4.69+    08/25/32         696             404,725
    Series 2002-I, Class B4..............................           4.74+    08/25/32         694             664,767
    Series 2002-10, Class 1B3............................           6.00     11/25/32       1,482           1,507,965
    Series 2002-8, Class 1B1.............................           6.25     08/25/32       7,327           7,427,205
    Series 2002-8, Class 1B4*............................           6.25     08/25/32       1,086           1,028,045
    Series 2002-8, Class 1B5*............................           6.25     08/25/32         814             601,454
    Series 2002-8, Class 1B6*............................           6.25     08/25/32         815             317,384
    Series 2002-9, Class 1B3.............................           6.25     10/25/32       1,777           1,799,903
    Series 2002-9, Class 1B4.............................           6.25     10/25/32       1,185           1,116,929
                                                                                                       --------------
                                                                                                           15,501,677
                                                                                                       --------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
  Cendant Mortgage Corp.
    Series 2002-4, Class B1..............................           6.50     07/25/32       2,659           2,648,660
    Series 2002-4, Class B2..............................           6.50     07/25/32       1,064           1,054,961
    Series 2002-4, Class B3..............................           6.50     07/25/32         620             609,538
    Series 2002-4, Class B4..............................           6.50     07/25/32         355             322,600
    Series 2002-4, Class B5..............................           6.50     07/25/32         266             196,391
    Series 2002-4, Class B6*.............................           6.50     07/25/32         355             141,818
                                                                                                       --------------
                                                                                                            4,973,968
                                                                                                       --------------
  Citicorp Mortgage Securities, Inc.
    Series 2002-8, Class B1..............................           6.18%+   07/25/32   $   3,602      $    3,651,084
    Series 2002-8, Class B2..............................           6.18+    07/25/32       1,567           1,587,570
    Series 2002-8, Class B3..............................           6.18+    07/25/32         783             791,468
                                                                                                       --------------
                                                                                                            6,030,122
                                                                                                       --------------
  Countrywide Home Loans
    Series 2001-12, Class B4.............................           6.50     07/25/31         887             760,493
    Series 2001-12, Class B5.............................           6.50     07/25/31         830             314,246
                                                                                                       --------------
                                                                                                            1,074,739
                                                                                                       --------------
  G3 Mortgage Reinsurance Ltd.
    Series 1, Class E*...................................          21.12+    05/25/08       4,386           4,758,448
  Master Asset Securitization Trust
    Series 2002-3, Class B5..............................           6.25+    07/25/32         769             690,408
    Series 2002-3, Class B6..............................           6.25+    07/25/32         769             503,714
                                                                                                       --------------
                                                                                                            1,194,122
                                                                                                       --------------
  Residential Finance Ltd. Partnership
    Series 2002-A, Class B5*.............................           3.47+    10/10/34       1,979           1,990,254
    Series 2002-A, Class B7..............................           6.82+    10/10/34       1,991           2,051,699
                                                                                                       --------------
                                                                                                            4,041,953
                                                                                                       --------------
  Residential Funding Mortgage Security I
    Series 2003-S7, Class B2.............................           5.50     05/25/33         542             138,311
    Series 2003-S7, Class B3.............................           5.50     05/25/33         328             189,184
    Series 2002-S10, Class B1*...........................           6.50     07/25/32         713             631,391
    Series 2002-S10, Class B2*...........................           6.50     07/25/32         535             336,520
    Series 2002-S10, Class B3*...........................           6.50     07/25/32         535             146,494
                                                                                                       --------------
                                                                                                            1,441,900
                                                                                                       --------------
  Structured Asset Mortgage Investments, Inc.
    Series 2002-AR1, Class B4............................           4.62+    03/25/32       1,258           1,198,639
  Washington Mutual Mortgage Securities Corp.
    Series 2002-AR12, Class B4...........................           4.74+    10/25/32       1,672           1,602,009
    Series 2002-AR12, Class B5...........................           4.74+    10/25/32       1,254           1,134,071
    Series 2002-AR12, Class B6...........................           4.74+    10/25/32       2,092           1,422,667
    Series 2002-AR10, Class B4*..........................           5.02+    10/25/32       1,982           1,913,100
    Series 2002-AR10, Class B5*..........................           5.02+    10/25/32       1,486           1,354,307
    Series 2002-AR10, Class B6*..........................           5.02+    10/25/32       2,480           1,686,269
    Series 2002-AR11, Class B5...........................           5.16+%   10/25/32       1,170           1,010,957
    Series 2002-AR11, Class B6...........................           5.16+    10/25/32       1,951           1,024,016
                                                                                                       --------------
                                                                                                           11,147,396
                                                                                                       --------------
  Wells Fargo Mortgage Backed Securities Trust
    Series 2002, Class B5................................           6.00     06/25/32         370             309,140
    Series 2002-15, Class B1.............................           6.50     08/25/32       5,140           5,214,703
    Series 2002-15, Class B4.............................           6.50     08/25/32         593             562,035
    Series 2002-15, Class B5.............................           6.50     08/25/32         791             714,527
    Series 2002-15, Class B6.............................           6.50     08/25/32         594             173,602
                                                                                                       --------------
                                                                                                            6,974,007
                                                                                                       --------------
Total Subordinated Collateralized Mortgage Obligations
         (Cost-- $57,040,567)............................                                                  59,413,925
                                                                                                       --------------
Total Non-Agency Residential Mortgage Backed Securities
         (Cost-- $57,040,567)............................                                                  59,413,925
                                                                                                       --------------

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
------------------------------------------------------------ --------------- ---------- -------------- ---------------
SHORT TERM INVESTMENTS -- 0.9%
Short Term Investments -- 0.9%
  Federal National Mortgage Association Discount
    Note(b)
         (Cost-- $1,300,000).............................           0.95%    12/01/03   $   1,300      $    1,300,000
                                                                                                       --------------
Total Investments -- 142.0%
         (Cost-- $203,981,022)...........................                                                 207,600,415
Liabilities in Excess of Other

  Assets-- (42.0)%.......................................                                                 (61,420,570)
                                                                                                       --------------
NET ASSETS-- 100.0%......................................                                              $  146,179,845
                                                                                                       ==============


------------------------------------------------------------ ---------------

@ -- Portion or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5).

+ -- Variable Rate Security: Interest rate is the rate in effect November 30, 2003.

* -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

# -- Portion or entire principal amount is held as collateral for open futures contracts (Note 7).

(a) -- Security is a "step up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(b)  -- Zero Coupon Note -- Interest rate represents current yield to maturity.

TBA -- Settlement is on a delayed delivery or when-issued basis with a final maturity to be announced (TBA) in the future.

-------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
===============================================================================
Statement of Assets and Liabilities
November 30, 2003
------------------------------------------------------------ --------------- --


See notes to financial statements.



Assets:
  Investments in securities, at market (cost $203,981,022) (Note 2).............................     $    207,600,415
  Cash..........................................................................................              146,190
  Interest receivable...........................................................................              911,965
  Principal paydowns receivable.................................................................              209,728
  Prepaid expenses and other assets.............................................................               17,331
                                                                                                     ----------------
      Total assets..............................................................................          208,885,629
                                                                                                     ----------------

Liabilities:
  Reverse repurchase agreements (Note 5)........................................................           13,488,000
  Interest payable for reverse repurchase agreements (Note 5)...................................                2,073
  Payable for investments purchased.............................................................           48,442,694
  Payable on open swap contracts................................................................              367,399
  Unrealized depreciation on swap contracts (Note 7)............................................              110,492
  Investment advisory fee payable (Note 3)......................................................               78,278
  Payable for variation margin..................................................................               55,000
  Administration fee payable (Note 3)...........................................................               24,085
  Directors' fees payable.......................................................................                  750
  Accrued expenses and other liabilities........................................................              137,013
                                                                                                     ----------------

      Total liabilities.........................................................................           62,705,784
                                                                                                     ----------------
Net Assets (equivalent to $14.41 per share based on 10,141,220 shares issued and outstanding)...     $    146,179,845
                                                                                                     ================


Composition of Net Assets:

  Capital stock, at par value ($.01) (Note 6)...................................................     $        101,412
  Additional paid-in capital (Note 6)...........................................................          144,108,196
  Accumulated undistributed net investment income...............................................            1,159,112
  Accumulated net realized loss.................................................................           (2,619,607)
  Net unrealized appreciation...................................................................            3,430,732
                                                                                                     ----------------
  Net assets applicable to capital stock outstanding............................................     $    146,179,845
                                                                                                     ================






----------------------------------------------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
======================================================================================================================
Statement of Operations
For the Year Ended November 30, 2003
------------------------------------------------------------ --------------- ---------- -------------- ---------------

See notes to financial statements.





Investment Income (Note 2):
  Interest.......................................................................................     $   14,994,172
                                                                                                      --------------

Expenses:
  Investment advisory fee (Note 3)...............................................................            943,303
  Administration fee (Note 3)....................................................................            290,247
  Insurance......................................................................................            146,944
  Accounting and tax services....................................................................            119,000
  Reports to shareholders........................................................................             85,469
  Custodian......................................................................................             73,173
  Directors' fees................................................................................             59,758
  Legal..........................................................................................             43,946
  Registration fees..............................................................................             41,185
  Transfer agency................................................................................             26,222
  Miscellaneous..................................................................................             24,336
                                                                                                      --------------
      Total operating expenses...................................................................          1,853,583
         Interest expense on reverse repurchase agreements (Note 5)..............................            747,039
         Interest expense on swaps (Note 2)......................................................            522,260
                                                                                                      --------------
      Total expenses.............................................................................          3,122,882
                                                                                                      --------------
  Net investment income..........................................................................         11,871,290
                                                                                                      --------------

Realized and Unrealized Gain (Loss) on Investments
  (Notes 2 and 7):
Net realized gain (loss) on:
  Investment transactions........................................................................           (424,037)
  Futures transactions...........................................................................          1,177,406
  Swap contracts.................................................................................           (505,091)
                                                                                                      --------------
Net realized gain on investment transactions, futures transactions and swap contracts............            248,278
                                                                                                      --------------
Net change in unrealized appreciation/depreciation on:
  Investments....................................................................................          4,459,603
  Futures........................................................................................             43,728
  Swap contracts.................................................................................           (266,095)
                                                                                                      --------------

Net change in unrealized appreciation/depreciation on investments, futures and swap contracts....          4,237,236
                                                                                                      --------------
Net realized and unrealized gain on investments, futures and swap contracts......................          4,485,514
                                                                                                      --------------
Net increase in net assets resulting from operations.............................................     $   16,356,804
                                                                                                      ==============






-------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
==============================================================================
Statements of Changes in Net Assets

============================================================

See notes to financial statements.


                                                                               For the Year        For the Period
                                                                                   Ended                Ended
                                                                             November 30, 2003   November 30, 2002*
--------------------------------------------------------------------------- ------------------- ----------------------
--------------------------------------------------------------------------- ------------------- ----------------------
Increase (Decrease) in Net Assets Resulting from Operations:
  Net investment income.................................................      $    11,871,290     $     3,692,691
  Net realized gain (loss) on investment transactions,
    futures transactions, swap contracts and short sales................              248,278            (847,122)
  Net change in unrealized appreciation/depreciation on
    investments, futures, swap contracts and short sales................            4,237,236            (806,504)
                                                                              ---------------     ---------------
  Net increase in net assets resulting from operations..................           16,356,804           2,039,065
                                                                              ---------------     ---------------

Dividends to Shareholders (Note 2):
  Net investment income.................................................          (13,140,962)         (3,284,670)
                                                                              ---------------     ---------------

Capital Stock Transactions (Note 6):
  Net proceeds from sale of shares (10,130,000 shares; net
    of offering costs of $304,111)......................................                   --         144,048,389
  Net asset value of shares issued through dividend
    reinvestment (2,924 and 1,278 shares, respectively).................               42,722              18,497
                                                                              ---------------     ---------------
  Net increase from capital stock transactions..........................               42,722         144,066,886
                                                                              ---------------     ---------------
      Total increase in net assets......................................            3,258,564         142,821,281

Net Assets:
  Beginning of period...................................................          142,921,281             100,000
                                                                              ---------------     ---------------
  End of period (including undistributed net investment

    income of $1,159,112 and $540,088, respectively)....................      $   146,179,845     $   142,921,281
                                                                              ===============     ===============

----------

*   Commenced operations on July 26, 2002


-------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.

Statement of Cash Flows
For the Year Ended November 30, 2003
------------------------------------------------------------ --------------- --

See notes to financial statements.



Increase (Decrease) in Cash:
  Cash flows provided by (used for) operating activities:
    Interest received (including net accretion of $1,855,456)..................................     $      13,922,102
    Interest expense paid......................................................................            (1,005,951)
    Operating expenses paid....................................................................            (1,767,634)
    Purchases of short-term portfolio investments, net.........................................            (1,300,000)
    Purchases of long-term portfolio investments...............................................          (115,440,624)
    Proceeds from disposition of long-term portfolio investments and principal paydowns........           171,980,156
    Net cash provided by futures transactions..................................................             1,295,040
                                                                                                    -----------------
    Net cash provided by operating activities..................................................            67,683,089
                                                                                                    -----------------
  Cash flows used for financing activities:
    Net cash used for reverse repurchase agreements............................................           (54,776,000)
    Cash dividends paid........................................................................           (13,098,353)
                                                                                                    -----------------
    Net cash used for financing activities.....................................................           (67,874,353)
                                                                                                    -----------------

  Net decrease in cash.........................................................................              (191,264)
  Cash at beginning of year....................................................................               337,454
                                                                                                    -----------------
  Cash at end of year..........................................................................     $         146,190
                                                                                                    =================


Reconciliation of Net Increase in Net Assets Resulting from Operations to
  Net Cash Provided by Operating Activities:
  Net increase in net assets resulting from operations.........................................     $      16,356,804
                                                                                                    -----------------
    Decrease in investments, at cost...........................................................             6,354,976
    Increase in net unrealized appreciation/depreciation on investments and swaps..............            (4,193,508)
    Decrease in interest receivable............................................................               486,418
    Decrease in variation margin receivable....................................................                73,906
    Increase in other assets...................................................................              (199,204)
    Increase in payables and other liabilities.................................................            48,803,697
                                                                                                    -----------------

      Total adjustments........................................................................            51,326,285
                                                                                                    -----------------
  Net cash provided by operating activities....................................................     $      67,683,089
                                                                                                    =================


Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $42,722.


--------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
================================================================================
Financial Highlights

============================================================

See notes to financial statements.


                                                                             For the Year Ended  For the Period Ended
                                                                              November 30, 2003   November 30, 2002*
--------------------------------------------------------------------------- -------------------- ---------------------
--------------------------------------------------------------------------- -------------------- ---------------------
Per Share Operating Performance:
Net asset value, beginning of period....................................        $     14.10         $  14.25**
                                                                                -----------         ----------
Net investment income...................................................               1.17                0.36
Net realized and unrealized gain (loss) on investments,

  futures transactions, swap contracts and short sales..................               0.44               (0.16)
                                                                                -----------         -----------
Net increase in net asset value resulting from operations...............               1.61                0.20
                                                                                -----------         -----------
Dividends from net investment income....................................              (1.30)              (0.32)
Offering costs charged to additional paid-in-capital....................                 --               (0.03)
                                                                                -----------         -----------
Net asset value, end of period..........................................        $     14.41         $     14.10
                                                                                ===========         ===========
Market price, end of period.............................................        $  14.6700          $  13.6800
                                                                                ==========          ==========
Total Investment Return+................................................              17.55%              (6.66%)(1)


Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000's).......................................        $   146,180         $   142,921
Operating expenses......................................................               1.28%               1.23%(2)
Interest expense........................................................               0.87%               1.09%(2)
  Total expenses........................................................               2.15%               2.32%(2)
Net expenses............................................................               2.15%               2.29%(2)
Net investment income...................................................               8.18%               7.38%(2)
Portfolio turnover rate.................................................                 78%                 70%(1)
----------


+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. For the period ended November 30, 2002, total investment return is based on a beginning period price of $15.00 (initial offering price). Total investment return for subsequent periods is computed based upon the New York Stock Exchange market price of the Fund's shares.
Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions and is not annualized.

(1) Not Annualized

(2) Annualized

*   Commenced operations on July 26, 2002

** Initial public offering price of $15.00 per share less underwriting discount of $0.75 per share.

------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
==============================================================================
Notes to Financial Statements
November 30, 2003
----------------------------------------------------------- -------------- ---




1.  The Fund

The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 17, 2002, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on July 26, 2002. Prior to July 26, 2002, the Fund had no operations other than the sale of 7,018 shares for $100,000 to Hyperion Capital Management, Inc. (the "Advisor").

The Fund's investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities. No assurance can be given that the Fund's investment objective will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 30% of the investments in securities held by the Fund at November 30, 2003) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the year ended November 30, 2003, such net payments made by the Fund amounted to $522,260. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2003.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3.  Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the year ended November 30, 2003, the Advisor earned $943,303 in investment advisory fees.

The Advisor had entered into a Sub-Advisory Agreement with Lend Lease Hyperion Capital Advisors, LLC ("Lend Lease Hyperion"). Lend Lease Hyperion was owned equally by Lend Lease Real Estate Investments, Inc. ("LLREI") and the Advisor and was formed for the purpose of managing portfolios of commercial mortgage-backed securities ("CMBS"). On August 12, 2003, GMAC Commercial Mortgage Corporation purchased the assets of LLREI. As a result, the Sub-Advisory Agreement terminated automatically by its terms due to a change of control of Lend Lease Hyperion. In addition, Lend Lease Hyperion changed its name to Hyperion GMAC Capital Advisors, LLC ("Hyperion/GMAC"). At a special meeting held on April 15, 2003, the Board of Directors, in anticipation of Lend Lease Hyperion's change of control and the resulting automatic termination of the Sub-Advisory Agreement, approved (1) an Interim Sub-Advisory Agreement (the "Interim Agreement") with Hyperion/GMAC effective when the Lend Lease Hyperion change of control was completed, and (2) a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") with Hyperion/GMAC. The Interim Agreement terminated on December 9, 2003, the date on which the Fund's stockholders approved the New Sub-Advisory Agreement. Under the terms of the New Sub-Advisory Agreement, Hyperion/GMAC is to assist in managing the Fund's investments in CMBS and to provide such investment research and advice regarding CMBS as may be necessary for the operation of the Fund. The same fee paid under the Sub-Advisory Agreement was paid by the Advisor, out of its advisory fee, to Hyperion/ GMAC under the Interim Agreement and will continue to be paid by the Advisor under the new Sub-Advisory Agreement. The monthly fee is equal to a percentage of the portion of the Fund's average weekly net assets that are invested in CMBS. The fee is determined by the credit rating of the CMBS at the time of purchase, and ranges from 1.00% for unrated CMBS to 0.13% for AAA/Aaa rated CMBS.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the "Sub-Administrator"). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. During the year ended November 30, 2003, the Administrator earned $290,247 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor and/or Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 2003, were $28,988,752 and $18,372,494, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2003, were $134,894,566 and $155,041,494, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

5.  Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2003 the Fund had the following reverse repurchase agreements outstanding:


                                                                                                        Maturity
   Face Value                                        Description                                         Amount
----------------    ----------------------------------------------------------------------------   ------------
$    4,540,000      UBS Warburg, 1.08%, dated 11/26/03, maturity date 12/10/03.................    $    4,541,907
     8,948,000      Lehman Brothers, 1.12%, dated 11/26/03, maturity date 12/17/03.............         8,953,846
--------------                                                                                     --------------

$   13,488,000
    ==========

                        Maturity Amount, Including Interest Payable............................    $   13,495,753
                                                                                                   --------------
                        Market Value of Assets Sold Under Agreements...........................    $   13,954,834
                                                                                                   --------------
                        Weighted Average Interest Rate.........................................              1.11%
                                                                                                   --------------


The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2003, was approximately $62,803,448 at a weighted average interest rate of 1.20%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $75,802,346 as of April 15, 2003, which was 34.39% of total assets.

6.  Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 10,141,220 shares outstanding at November 30, 2003, the Advisor owned 7,018 shares.

In connection with the initial public offering of the Fund's Shares, the Advisor made an undertaking to pay any offering costs in excess of $0.03 per common share. The Advisor has advised the Fund that such excess amounted to $482,964.

7.  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2003.

As of November 30, 2003, the following swap agreements were outstanding:



                                                                                                      Net Unrealized
                    Expiration                                                                         Appreciation/
 Notional Amount       Date                                   Description                             (Depreciation)
------------------  ----------  --------------------------------------------------------------------  --------------
  $   18,800,000      01/02/06  Agreement with Goldman Sachs Capital Markets,  LP, dated 12/30/02 to   $    (46,797)
                                pay  semi-annually  the notional amount  multiplied by 2.458% and to
                                receive   quarterly  the  notional  amount  multiplied  by  3  month
                                USD-LIBOR-BBA.




  $   25,800,000      01/02/06  Agreement with Morgan Stanley Capital  Services Inc., dated 12/30/02        (63,695)
                                to pay  semi-annually  the notional amount  multiplied by 2.457% and to receive  quarterly  the  notional  amount  multiplied  by 3 month
                                USD-LIBOR-BBA.






                                                                                                       $   (110,492)
                                                                                                       ==============


As of November 30, 2003, the following futures contract was outstanding:

Long:


                                                                                                    Unrealized
      Notional                                                         Cost at           Value at       Appreciation/
       Amount                     Type              Expiration Date  Trade Date      November 30, 2003 (Depreciation)
------------------    --------------------------   -----------------------------    ---------------------------------
$ 11,000,000          5 Yr. U.S. Treasury Note     March 2004       $ 12,219,419       $ 12,141,250      $ (78,169)


8.  Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

During the year ended November 30, 2003 the tax character of the $13,140,962 of distributions paid was from ordinary income. During the year ended November 30, 2002 the tax character of the $3,284,670 of distributions paid was from ordinary income.

At November 30, 2003 the components of net assets (excluding paid-in-capital) on a tax basis were as follows:




         Undistributed Tax ordinary income..........................................      $    1,159,112
                                                                                          --------------
         Accumulated capital loss...................................................      $   (2,697,776)
                                                                                          ==============
         Book basis unrealized appreciation/(depreciation)..........................      $    3,430,732
         Plus: Cumulative timing differences........................................      $       78,169
                                                                                          --------------
           Unrealized appreciation/(depreciation)...................................      $    3,508,901
                                                                                          ==============



The cumulative timing differences under tax basis capital loss carryover are due to post-October losses. The differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to the mark-to-market of futures.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at November 30, 2003 was $203,981,022. Net unrealized appreciation was
$3,619,393 (gross unrealized appreciation -- $4,409,073; gross unrealized depreciation -- $789,680). At November 30, 2003, the Fund had a capital loss carryforward of $2,697,776, of which $914,308 expires in 2010 and $1,783,468 expires in 2011, available to offset any future gains, to the extent provided by regulations.

Capital Account Reclassification: For the year ended November 30, 2003, the Fund's undistributed net investment income was increased by $1,888,696 with an offsetting decrease in accumulated net realized loss. These adjustments were primarily the result of current year paydown reclassifications.

9.  Subsequent Events

Dividend: The Fund's Board of Directors declared the following regular monthly dividends:

     Dividend            Record          Payable
     Per Share            Date            Date
     ---------       -------------   ---------
      $0.1080           12/16/03        12/26/03
      $0.1080           12/30/03        01/29/04

--------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
================================================================================
Report of Independent Auditors
================================================================================

----------------------------------------------------------- -------------- -----

To the Board of Directors and Shareholders of The Hyperion Strategic Mortgage Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") at November 30, 2003, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 26, 2002 (date of commencement of operations) through November 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY
January 23, 2004

--------------------------------------------------------------------------------

================================================================================
                                             TAX INFORMATION (Unaudited)
================================================================================

------------------------------------------------------------ --------------- ---


The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 2003) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 2.60% of the Fund's distributions during the fiscal year ended November 30, 2003 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 2003. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2004. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

================================================================================
                                              PROXY RESULTS (Unaudited)
================================================================================

------------------------------------------------------------ --------------- ---


     During the year ended November 30, 2003, The Hyperion Strategic Mortgage Income Fund, Inc. shareholders voted on the following proposals at a shareholders' meeting on April 15, 2003. The description of each proposal and number of shares voted are as follows:



------------------------------------------------------------------------ ------------- -------------- -------------
                                                                         Shares Voted  Shares Voted   Shares Voted
                                                                              for         Against        Abstain
------------------------------------------------------------------------ ------------- -------------- -------------
------------------------------------------------------------------------ ------------- -------------- -------------
1. To elect to the Fund's Board of Directors                               9,924,202         0            80,515
    Robert F. Birch:

------------------------------------------------------------------------ ------------- -------------- -------------
                                                                         Shares Voted  Shares Voted   Shares Voted
                                                                              for         Against        Abstain
------------------------------------------------------------------------ ------------- -------------- -------------
------------------------------------------------------------------------ ------------- -------------- -------------
2. To select PricewaterhouseCoopers LLP as the                             9,896,051       39,179         69,487
    independent auditors:

------------------------------------------------------------------------ ------------- -------------- -------------

Subsequent to November 30, 2003, The Hyperion  Strategic  Mortgage  Income Fund,
Inc. shareholders voted on the following proposal at the shareholders' meeting on December 9, 2003. The description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------ ------------- -------------- -------------
                                                                         Shares Voted  Shares Voted   Shares Voted
                                                                              for         Against        Abstain
------------------------------------------------------------------------ ------------- -------------- -------------
------------------------------------------------------------------------ ------------- -------------- -------------
1. Approval of New Investment Sub-Advisory                                 9,528,731      108,960        115,752
    Agreement:

------------------------------------------------------------------------ ------------- -------------- -------------


-------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
===============================================================================
Information Concerning Directors and Officers (Unaudited)

---------------------------------------------------------------------------- --


The following tables provide information concerning the directors and officers of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund").


                             Position(s) Held                                                       Number of
                             with                                                                   Portfolios in
Name, Address                Fund and Term of      Principal Occupation(s) During Past 5 Years and  Fund
and Age                      Office and Length of  Other Directorships Held by Director             Complex Overseen
                             Time Served                                                            by Director
---------------------------- --------------------- ------------------------------------------------ ------------------
--------------------------------------------------------------------------------------------------- ------------------
Disinterested Directors
Class II Directors to serve until 2004 Annual Meeting of Stockholders:

Rodman L. Drake              Chairman              Chairman   (since  2003)  and  Director  and/or          3
  c/o One Liberty Plaza,                           Trustee   of   several   investment   companies
  36th floor, New York,      Elected 12/9/03       advised by Hyperion  Capital  Management,  Inc.
  New York 10006-1404                              (the "Advisor")  (1989-  Present);  Co-founder,
                             Director, Member of   Baringo Capital LLC (2002- Present);  Director,
  Age 60                     the Audit             Animal   Medical   Center   (2002-    Present);
                             Committee, Chairman   Director,   Hotelevision,   Inc.   (1999-2003);
                             of Nominating and     Director   and/or   Lead   Director,    Parsons
                             Compensation          Brinckerhoff,  Inc.  (1995-Present);  Director,
                             Committee             Absolute Quality Inc. (2000- Present);  Trustee
                                                   of  Excelsior   Funds  (33)  (1994-   Present);
                             Elected for Two       President,  Continuation Investments Group Inc.
                             Year Term/Director    (1997-2001).
                             since June 2002

Harry E. Petersen, Jr.       Director, Member of   Director  and/or Trustee of several  investment          3
  c/o One Liberty Plaza,     the Audit             companies  advised  by  the  Advisor  or by its
  36th floor, New York,      Committee, Member     affiliates  (1992-Present);  Senior  Consultant
  New York 10006-1404        of Compensation and   to   Cornerstone    Equity    Advisors,    Inc.
                             Nominating            (1998-2001).
  Age 78                     Committee, Member
                             of Executive
                             Committee

                             Elected for Two
                             Year Term/Director
                             since June 2002

Class I Director to serve until 2006 Annual Meeting of Stockholders:

Robert F. Birch              Director, Member of   Director  and/or Trustee of several  investment          4
  c/o One Liberty Plaza,     the                   companies  advised  by  the  Advisor  or by its
  36th floor, New York,      Audit Committee,      affiliates (1998-Present);  Director,  Hyperion
  New York 10006-1404        Member of             Strategic Bond Fund, Inc.  (formerly Lend Lease
                             Nominating and        Hyperion   High   Yield   CMBS   Fund,    Inc.)
  Age 67                     Compensation          (2002-Present);  Chairman  and  President,  New
                             Committee, Member     America   High  Income   Fund   (1992-Present);
                             of Executive          Chairman  of  the  Board  and  Co-Founder,  The
                             Committee             China  Business  Group,  Inc.   (1996-Present);
                                                   Director,   Brandywine   Funds   (3)  (2001  to
                             Elected for Three     Present).
                             Year
                             Term/Director since
                             June 2002


-----------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
==============================================================================
Information Concerning Directors and Officers (Unaudited)

---------------------------------------------------------------------------- -



                             Position(s) Held                                                       Number of
                             with                                                                   Portfolios in
Name, Address                Fund and Term of      Principal Occupation(s) During Past 5 Years and  Fund
and Age                      Office and Length of  Other Directorships Held by Director             Complex Overseen
                             Time Served                                                            by Director
---------------------------- --------------------- ------------------------------------------------ ------------------
----------------------------------------------------------------------------------------------------------------------
Class III Director to serve until 2005 Annual Meeting of Stockholders:

Leo M. Walsh, Jr.            Director, Chairman    Director  and/or Trustee of several  investment          5
  c/o One Liberty Plaza,     of                    companies  advised  by  the  Advisor  or by its
  36th floor, New York,      the Audit Committee,  affiliates      (1989-Present);       Financial
  New York 10006-1404        Member of Nominating  Consultant  for  Medco  Health  Solutions  Inc.
                             and Compensation      (1994-2003);  Director, Hyperion Strategic Bond
  Age 71                     Committee             Fund,  Inc.  (formerly Lend Lease Hyperion High
                                                   Yield CMBS Fund, Inc.) (1999-Present).
                             Elected for Three
                             Year
                             Term/Director since
                             June 2002

Interested Directors

Clifford E. Lai*             Director              President  (1998-Present)  and Chief Investment          5
  c/o One Liberty Plaza,                           Officer    (1993-2002)    of    the    Advisor;
  36th floor, New York,      Elected December 9,   Co-Chairman   (2003-   Present)  and  Board  of
  New York 10006-1404        2003                  Managers  (1995-Present)  Hyperion GMAC Capital
                                                   Advisors,  LLC  (formerly  Lend Lease  Hyperion
  Age 50                     President             Capital,  LLC); President of several investment
                                                   companies   advised  by  the   Advisor   (1995-
                             Elected Annually      Present).
                             Since June 2002

Lewis S. Ranieri**           Director, Member of   Director  (1989-Present)  and  Chairman  of the          3
  c/o One Liberty Plaza,     the Executive         Board  (1989-1998  and   2002-Present)  of  the
  36th floor, New York,      Committee             Advisor;  Formerly,  Vice Chairman of the Board
  New York 10006-1404                              of the Advisor (1998-2002);  Chairman and Chief
                             Resigned December     Executive   Officer  of  Ranieri  &  Co.,  Inc.
  Age 57                     9, 2003               (1988-Present);   President   of  LSR  Hyperion
                                                   Corp.,   a  general   partner  of  the  limited
                             Elected for Three     partnership  that  is the  general  partner  of
                             Year Term             Hyperion  Partners L.P.  ("Hyperion  Partners")
                             Director since June   (1988-Present);   Director  and   President  of
                             1989                  Hyperion  Funding II Corp., the general partner
                                                   of the limited  partnership that is the general
                             Chairman              partner   of   Hyperion    Partners   II   L.P.
                             Elected annually      ("Hyperion   Partners   II")    (1996-Present);
                             since                 Chairman and  President of various other direct
                             June 2002             and indirect  subsidiaries of Hyperion Partners
                                                   (1988-2002)    and    Hyperion    Partners   II
                             Resigned December     (1995-Present);    Chairman    of   the   Board
                             9, 2003               (1989-1998  and  2002-2003)   and/or   Director
                                                   (1989-2003)  of  several  investment  companies
                                                   advised by the  Advisor  or by its  affiliates;
                                                   Director  and  Chairman of Bank  United  Corp.,
                                                   and Director of Bank United (1988-2001).
----------

* Interested person as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

**   Mr. Ranieri is an "interested  person" as defined in the Investment Company
     Act of 1940, as amended, (the "1940 Act") because of affiliations with Hyperion Capital Management, Inc., the Fund's advisor. Mr. Ranieri serves as a Director and Chairman of the Advisor. As a result of his service with the Advisor and certain affiliations with the Advisor as described, the Fund considers Mr. Ranieri to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.


------------------------------------------------------------------------------
THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.

Information Concerning Directors and Officers (Unaudited)

---------------------------------------------------------------------------- -




Officers of the Fund
                             Position(s)       Term of Office and    Principal Occupation(s)
Name, Address and Age        Held with Fund    Length of Time        During Past 5 Years
                                               Served
---------------------------- ----------------- --------------------- -------------------------------------------------
---------------------------- ----------------- --------------------- -------------------------------------------------
Lewis S. Ranieri             Chairman          Elected Annually      Please see "Information Concerning Directors
  c/o One Liberty Plaza,                       Since June 2002       and Officers" page 23.
  36th floor, New York,      Resigned
  New York 10006-1404        December 9, 2003

  Age 57

Rodman L. Drake              Chairman          Elected 12/9/03       Please see "Information Concerning Directors
  c/o One Liberty Plaza,                                             and Officers" page 22.
  36th floor, New York,      Director,         Elected for Two
  New York 10006-1404        Member of the     Year Term/Director
                             Audit             since June 2002
  Age 60                     Committee,
                             Chairman of
                             Nominating and
                             Compensation
                             Committee

Clifford E. Lai              Director          Elected December 9,   Please see "Information Concerning Directors
  c/o One Liberty Plaza,                       2003                  and Officers" page 23.
  36th floor, New York,
  New York 10006-1404        President         Elected Annually
                                               Since June 2002
  Age 50

John Dolan                   Vice President    Elected Annually      Chief Investment Strategist (1998-Present) and
  c/o One Liberty Plaza,                       Since June 2002       Chief Investment Officer (2002-Present) of the
  36th floor, New York,                                              Advisor.
  New York 10006-1404

  Age 50

Patricia A. Sloan            Vice President    Elected Annually      Consultant of Ranieri & Co., Inc.
  c/o One Liberty Plaza,                       Since June 2002       (2000-Present); Secretary, Director and/or
  36th floor, New York,                                              Trustee of several investment companies advised
  New York 10006-1404                                                by the Advisor or by its affiliates (1989-
                                                                     2002).
  Age 60

Joseph Tropeano              Secretary         Elected Annually      Director and Compliance Officer of the Advisor
  c/o One Liberty Plaza,                       Since June 2002       (1993- Present); Secretary and Compliance
  36th floor, New York,                                              Officer of several investment companies advised
  New York 10006-1404                                                by the Advisor (1994- Present); Secretary and
                                                                     Compliance Officer, Hyperion GMAC Capital
  Age 42                                                             Advisors (formerly Lend Lease Hyperion Capital
                                                                     Advisors, LLC) (1995-Present); Secretary and
                                                                     Compliance Officer of Hyperion Strategic Bond
                                                                     Fund, Inc. (formerly Lend Lease Hyperion
                                                                     High-Yield CMBS Fund, Inc.) (1998-Present);
                                                                     Assistant Secretary and Compliance Officer, AIG
                                                                     Hyperion Inc. (1994-2002); Vice President and
                                                                     Compliance Officer, Hyperion Distributors, Inc.
                                                                     (1994-1998).

Thomas F. Doodian            Treasurer         Elected Annually      Managing Director, Chief Operating Officer
  c/o One Liberty Plaza,                       Since June 2002       (1998-Present) and Director of Finance and
  36th floor, New York,                                              Operations of the Advisor (July 1995-Present);
  New York 10006-1404                                                Treasurer of several investment companies
  Age 44                                                             advised by the Advisor (February 1998-Present).



The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

--------------------------------------------------------------------------------


                         DIVIDEND REINVESTMENT PLAN
================================================================================

------------------------------------------------------------ --------------- ---



A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

                       (This page intentionally left blank)

INVESTMENT ADVISOR AND ADMINISTRATOR        TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.           AMERICAN STOCK TRANSFER & TRUST
One Liberty Plaza                           COMPANY
165 Broadway, 36th Floor                    Investor Relations Department
New York, New York 10006-1404               59 Maiden Lane
For General Information about the Trust:    New York, NY 10038
(800) HYPERION                              For Shareholder Services:
                                            (800) 937-5449
SUB-ADVISOR
                                            INDEPENDENT AUDITORS
HYPERION GMAC CAPITAL ADVISORS, LLC
One Liberty Plaza                           PRICEWATERHOUSECOOPERS LLP
165 Broadway, 36th Floor                    1177 Avenue of the Americas
New York, New York 10006-1404               New York, New York 10036

SUB-ADMINISTRATOR                           LEGAL COUNSEL

STATE STREET BANK and TRUST COMPANY         SULLIVAN & WORCESTER LLP
225 Franklin Street                         1666 K Street, Northwest
Boston, Massachusetts 02116                 Washington, D.C. 20006

CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
Officers & Directors
================================================================================

================================================================================

------------------------------------------------------------ --------------- ---





         Rodman L. Drake*
         Chairman

         Robert F. Birch*
         Director

         Leo M. Walsh, Jr.*
         Director

         Harry E. Petersen, Jr.*
         Director

         Clifford E. Lai
         Director and President

         Patricia A. Sloan
         Vice President

         John Dolan
         Vice President

         Thomas F. Doodian
         Treasurer

         Joseph Tropeano
         Secretary
         ----------

         *   Audit Committee Members







   ---------------------------------------------------------------------

                    [GRAPHIC OMITTED][GRAPHIC OMITTED]

   ---------------------------------------------------------------------
   ---------------------------------------------------------------------

   This  report  is  for  shareholder   information.   This  is  not  a
   prospectus intended for use in the purchase or sale of Fund shares.

                     The Hyperion Strategic Mortgage
                            Income Fund, Inc.
                            One Liberty Plaza
                         165 Broadway, 36th Floor
                         New York, NY 10006-1404

Item 2. Code of Ethics.

     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the "Code"). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant's Code will be provided upon request to any person without charge by contacting Joseph Tropeano at 1-800-HYPERION or by writing to Mr. Tropeano at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404.

Item 3. Audit Committee Financial Expert.

     The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee, and his name is Rodman L. Drake. Mr. Drake is independent.

Item 4. Principal Accountant Fees and Services.

     Audit Fees

     For the fiscal year ended November 30, 2003, PriceWaterhouseCoopers LLP ("PwC") billed the Registrant aggregate fees of $59,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders.

     For the fiscal year ended November 30, 2002, PwC billed the Registrant aggregate fees of $53,500 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders.

     Tax Fees

     For the fiscal year ended November 30, 2003, PwC billed the Registrant aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

     For the fiscal year ended November 30, 2002, PwC billed the Registrant aggregate fees of $8,160 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

     All Other Fees

     For the fiscal year ended November 30, 2003, PwC billed the Registrant aggregate fees of $39,500 for professional services rendered for the review of financial statements included in the Registrant's semi-annual report to shareholders.

     For the fiscal year ended November 30, 2002, PwC billed the Registrant aggregate fees of $8,000 for comfort letters provided to the Registrant.

Item 5. Audit Committee of Listed Registrants.

     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant's Audit Committee members include Leo M. Walsh, Jr., Rodman L. Drake, Robert F. Birch and Harry E. Petersen, Jr.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     This Item is not applicable as the Registrant invested exclusively in non-voting securities during the period covered by this report.

Item 8.

         Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 10. Controls and Procedures.

     (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

     (b) As of the date of filing this Form N-CSR, the Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal half-year that has materially affected or is reasonably likely to materially affect the Registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)      None.

     (b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(c)      None.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.


By: /s/ Clifford E. Lai
        __________________
        Clifford E. Lai
        Principal Executive Officer

Date:  February 6, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Clifford E. Lai
        ___________________
        Clifford E. Lai
        Principal Executive Officer

Date:  February 6, 2004

By: /s/ Thomas F. Doodian
        _____________________
        Thomas F. Doodian
        Treasurer and Principal Financial Officer

Date:  February 6, 2004